UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 3, 2017

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Novelion Therapeutics Inc.
(Exact Name of Registrant as specified in its charter)

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British Columbia, Canada	000-17082	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 250, Vancouver, B.C.
Canada, V5T 4T5
(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable
(Registrant’s name or former address, if change since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02             Results of Operations and Financial Condition.

On January 9, 2017, Novelion Therapeutics Inc. (the “Company”) issued a press release reporting, among other things, its preliminary, unaudited net product sales for the year ended December 31, 2016, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This information in this Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On January 3, 2017, the U.S. Food and Drug Administration (“FDA”) approved modifications to the JUXTAPID REMS Program (the “REMS Program”). The REMS Program was a requirement of the original FDA approval of JUXTAPID® (lomitapide) capsules (“JUXTAPID”), a product marketed and sold by Aegerion Pharmaceuticals, Inc. (“Aegerion”), a subsidiary of the Company. The goal of the REMS Program, as modified, is to mitigate the risk of hepatotoxicity associated with the use of JUXTAPID by ensuring that: a) prescribers are educated about the approved indication for JUXTAPID, the risk of hepatotoxicity associated with the use of JUXTAPID, and the need to monitor patients during treatment with JUXTAPID as per product labeling; b) JUXTAPID is dispensed only to patients with a clinical or laboratory diagnosis consistent with homozygous familial hypercholesterolemia; and c) patients are informed about the risk of hepatotoxicity associated with the use of JUXTAPID and the need for baseline and periodic monitoring.

The originally approved REMS Program consisted of elements to assure safe use (“ETASU”), an implementation system, a communication plan and a timetable for submission of assessments of the REMS Program. The ETASU require that healthcare providers who prescribe JUXTAPID and pharmacies that dispense JUXTAPID must be certified, and JUXTAPID must only be dispensed to patients with evidence or other documentation of safe-use conditions. In 2016, the FDA communicated to Aegerion specific modifications the FDA considered necessary to the REMS Program, including changes to the REMS summary document, changes to the existing REMS Program materials, and the following new REMS Program materials: Fact sheet for Health Care Professionals, Patient Guide and Patient-Prescriber Acknowledgment Form, Pharmacy Training Modules and a Pharmacy Certification Form. Aegerion submitted its response to the FDA’s proposed modifications to the REMS Program as a prior approval supplement in 2016, which the FDA approved on January 3, 2017. The approved modifications to the REMS Program must be implemented within 60 calendar days of January 3, 2017, and healthcare professionals and pharmacies must complete the recertification process within 180 calendar days of January 3, 2017 in order to continue prescribing and dispensing JUXTAPID, respectively. The FDA’s approval letter for the modified REMS Program also specifies that an authorized generic drug under this NDA must have an FDA-approved REMS program prior to marketing.

Item 9.01.            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novelion Therapeutics Inc.

By:	/s/ Benjamin Harshbarger
Name:	Benjamin Harshbarger
Title:	General Counsel

Date:  January 9, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated January 9, 2017.